UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2026

Date of Report (Date of earliest event reported)

ETON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38738	37-1858472
(State of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

21925 W. Field Parkway, Suite 235
Deer Park, Illinois 60010-7208
(Address of principal executive offices) (Zip code)

(847) 787-7361
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETON	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01: Entry into a Material Definitive Agreement

On May 18, 2026, Eton Pharmaceuticals, Inc. (“Eton” or the “Company”) entered into a supply and distribution agreement for the United States commercialization rights to IMPAVIDO® (miltefosine) oral capsules with an affiliate of Knight Therapeutics, Inc. (“Supplier”). IMPAVIDO® is an Orphan Drug indicated for the treatment of leishmaniasis, a parasitic disease transmitted by the bite of infected phlebotomine sand flies.

Under the terms of the Agreement, the Company will pay the Supplier $4.25 million in fixed fees during the initial term ending March 31, 2032 as follows:
●	$125,000 on July 1, 2026
●	$1,250,000 on April 1, 2027
●	$1,000,000 on June 30, 2028
●	$1,000,000 on June 30, 2029
●	$875,000 on June 30, 2030.

After the initial term, the Company shall have the option to make up to ten additional annual renewals subject to certain conditions and an annual fee.

The Company would pay up to an additional $4.0 million by making $1.0 million payments when cumulative net sales reach $50.0 million, $100.0 million, $150.0 million and $200.0 million, respectively. The Company will also pay the Supplier 55% of net sales up to $7.0 million per calendar year and 50% of net sales above $7.0 million per calendar year. The Supplier shall be responsible for all product costs and regulatory expenses associated with IMPAVIDO®, and the Company shall be responsible for sales and marketing expenses related to commercialization.  The Company's exclusive right to commercialize IMPAVIDO® in the United States will begin on September 26, 2026.

According to Symphony Health data, 2025 U.S. sales of IMPAVIDO® were $8.1 million.

A copy of the press release announcing the transaction dated May 19, 2026 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.01: Completion of Acquisition or Disposition of Assets

As disclosed in Item 1.01, on May 18, 2026, the Company entered into a supply and distribution agreement for the United States commercialization rights to IMPAVIDO® (miltefosine) oral capsules with Supplier. The information in Item 1.01 is hereby incorporated by reference into this Item 2.01.

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Item 9.01: Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated May 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2026	By:	/s/ James R. Gruber
James R. Gruber
Chief Financial Officer and Secretary
(Principal Financial Officer)

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